Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25AB

THIRTIETH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Thirtieth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.   Customer desires to utilize the services of CSG's Professional Services Group to replace and manage Customer's current network printing solution with a solution that utilizes ******** **** emulation software for print redirection (the "NPS Solution").  CSG will configure and test Customer-designated servers to act as printer servers for Customer.

2.   As a result, following implementation of the NPS Solution pursuant to the NPS SOW (defined below), Schedule F, "Fees," "CSG Services," will be amended to add a new subsection IX., entitled "Custom Implementation Services" to include the following fees for the CSG services to be performed for replacement and management of Customer's current network printing solution and the monthly management support of the NPS Solution:

CSG Services

IX.  Custom Implementation Services

Description of Item/Unit of Measure	Frequency	Fee
1. Network Printing Solution ("NPS") (Note 1)
a) Implementation, Set-up, Configuration, and Testing of print server (Note 2)	********	*****
b) Support - 24x7 SSC for ***** and ****** ***** ******* to provide **** **** resolution for printer issues (Note 3)	*******	$********

Note 1: The configuration contemplated under this Amendment requires use of a ******* **** emulation software license.  Customer may use the license provided by CSG subject to the terms of Exhibit A to this Thirtieth Amendment to the Agreement, and therefore Customer is granted a limited, non-transferable, non-exclusive license to use the emulation software solely for Customer’s own internal business purposes and as long as it is used with CSG Products or Services; provided, however, that in the event Customer chooses or is required to separately license its use of ******** ****, Customer agrees to purchase and maintain such license.

Note 2: Implementation, set-up, configuration, and testing of the Network Printing Solution will be invoiced to Customer on a time and materials basis, pursuant to that certain Statement of Work entitled "Network Printing Solution" (CSG document no. 2312335) ("NPS SOW").

Note 3: Support will commence following implementation of the Network Printing Solution into production.  Support will be limited to ******* (**) ***** per *****.  Any hours in excess of such ******* (**) ***** per ***** requested by Customer shall be billed to Customer on a time and materials basis, as mutually agreed by the parties in a statement of work.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed on the day and year last signed below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Joseph P. Murray	By: /s/ Michael J. Henderson
Title: VP Billing Ops	Title: EVP Sales & Marketing
Name: Joseph P. Murray	Name: Michael J. Henderson
Date: 1/4/13	Date: 1/7/13